CHANGE IN TERMS AGREEMENT

Principal	Loan Date	Maturity	Loan No	Call / Coll	Account	Officer	Initials
$900,000.00	01-19-2001	03-26-2010	100012004				
References in the boxes above are for Lender's use only and do not limit the applicability of this document to any particular loan or item. Any item above containing "***" has been omitted due to text length limitations.							

Borrower: Paneltech Products, Inc.
2999 John Stevens Way
Hoquiam, WA 98550

Lender: ShoreBank Pacific
Main Branch
203 Howerton Way SE; PO Box 400
Ilwaco, WA 98624
(360) 642-1166

Principal Amount: $900,000.00 **Date of Agreement: February 28, 2010**

DESCRIPTION OF EXISTING INDEBTEDNESS. Revolving Line of Credit in the original amount of $500,000.00 as evidenced by that certain Promissory Note and Related Documents dated January 19, 2001; as amended and increased by Change in Terms and currently maturing February 28, 2010 and in the amount of $1,700,000.

DESCRIPTION OF CHANGE IN TERMS.

1) Maturity date of Loan and Related Documents is extended to March 26, 2010;

2) Loan amount is decreased to $900,000.00;

3) As of 2/28/2010, the matrix pricing results in a rate of ShoreBank Pacific Prime plus a margin of 7.75% with an initial rate of 11.5%; per Notice of Default dated March 3, 2010, Borrower is currently in default and subject to default pricing until specific defaults are cured;

4) Irrespective of language to the contrary in the Business Loan Agreement:

a) Borrowing Base Certificates will be reported within three business days after the end of each week;
b) Advance on inventory is decreased to 25% of eligible inventory; inventory sublimit is decreased to $400,000;
c) 75% advance rate on eligible Accounts Receivable is unchanged;

5) Subordination Agreements related to the three notes from Paneltech Products, Inc. to Ronald H. Iff, SORB Management Corporation and L.D. Nott Company are included with this Change in Terms Agreement dated February 28, 2010;

6) The following will be due upon execution of this Agreement:

a) A renewal fee of $500.00;
b) Interest through February 28, 2010 in the amount of $4,179.10;
c) UCC Filing and Search in the amount of $100.00.

CONTINUING VALIDITY. Except as expressly changed by this Agreement, the terms of the original obligation or obligations, including all agreements evidenced or securing the obligation(s), remain unchanged and in full force and effect. Consent by Lender to this Agreement does not waive Lender's right to strict performance of the obligation(s) as changed, nor obligate Lender to make any future change in terms. Nothing in this Agreement will constitute a satisfaction of the obligation(s). It is the intention of Lender to retain as liable parties all makers and endorsers of the original obligation(s), including accommodation parties, unless a party is expressly released by Lender in writing. Any maker or endorser, including accommodation makers, will not be released by virtue of this Agreement. If any person who signed the original obligation does not sign this Agreement below, then all persons signing below acknowledge that this Agreement is given conditionally, based on the representation to Lender that the non-signing party consents to the changes and provisions of this Agreement or otherwise will not be released by it. This waiver applies not only to any initial extension, modification or release, but also to all such subsequent actions.

FEE PAYMENT. BORROWER AGREES TO PAY FEE BY ONE OF THE FOLLOWING METHODS:

1) By check to be returned with the executed Change in Terms or

2) By authorizing charge to designated ShoreBank Pacific

checking account # ______________________, or

3) By authorizing charge to ShoreBank Pacific line of credit

#______________________ .

PRIOR TO SIGNING THIS AGREEMENT, BORROWER READ AND UNDERSTOOD ALL THE PROVISIONS OF THIS AGREEMENT. BORROWER AGREES TO THE TERMS OF THE AGREEMENT.

CHANGE IN TERMS SIGNERS:

PANELTECH PRODUCTS, INC.

By:______________________
Leroy D. Nott, President and CEO of Paneltech Products, Inc.

By:______________________
Scott D. Olmstead, Secretary and CFO of Paneltech Products, Inc.

X______________________
Leroy D. Nott, Individually

X______________________
Ronald H. Iff, Individually

X______________________
Scott D. Olmstead, Individually